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As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into Southwest Gas Corporation's previously filed Registration Statement File No. 33-35737.



                                        ARTHUR ANDERSEN & CO.


Las Vegas, Nevada
June 24, 1994